UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 12, 2010
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)
Florida

(State or Other Jurisdiction of Incorporation)

1-14260	65-0043078

(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida	33487

(Address of Principal Executive Offices)	(Zip Code)
(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.
On August 12, 2010, The GEO Group, Inc. (“GEO”) issued a press release (the “Press Release”) announcing its financial results for the fiscal quarter ended July 4, 2010 and increasing its earnings guidance for 2010, a copy of which is furnished hereto as Exhibit 99.1. GEO also held a conference call on August 13, 2010 to discuss its financial results for the quarter and earnings guidance for 2010, a transcript of which is furnished hereto as Exhibit 99.2.
In the Press Release, GEO provided certain pro forma financial information for the fiscal quarter ended July 4, 2010 that was not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”). Generally, for purposes of Regulation G under the Securities Exchange Act of 1934, Non-GAAP Information is any numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Press Release presents the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information.
The Press Release includes three non-GAAP measures, Pro Forma Income from Continuing Operations, Adjusted EBITDA and Adjusted Funds from Operations (formerly referred to as Adjusted Free Cash Flow), that are presented as supplemental disclosures. Pro Forma Income from Continuing Operations is defined as income from continuing operations excluding start-up/ transition expenses and other items set forth in Table 1 of the Press Release. Adjusted EBITDA is defined as net income before net interest expense, income tax and depreciation and amortization, excluding start-up/ transition expenses and other items set forth in Table 3 of the Press Release. In calculating these adjusted financial measures, GEO excludes certain expenses which it believes are unusual or non-recurring in nature in order to facilitate an understanding of GEO’s operating performance. GEO’s management uses these adjusted financial measures in conjunction with GAAP financial measures to monitor and evaluate its operating performance and to facilitate internal and external comparisons of the historical operating performance of GEO and its business units. Adjusted Funds from Operations is defined as income from continuing operations after giving effect to the items set forth in Table 4 of the Press Release. GEO’s management believes that the Adjusted Funds from Operations measure provides useful information to GEO’s management and investors regarding cash that GEO’s operating business generates before taking into account certain cash and non-cash items that are non-operational or infrequent in nature.
GEO’s management believes that these adjusted financial measures are useful to investors to provide them with disclosures of GEO’s operating results on the same basis as that used by GEO’s management. Additionally, GEO’s management believes that these adjusted financial measures provide useful information to investors about the performance of GEO’s overall business because such financial measures eliminate the effects of unusual or non-recurring charges that are not directly attributable to GEO’s underlying operating performance. GEO’s management believes that because it has historically provided similar non-GAAP Financial Information in its earnings releases, continuing to do so provides consistency in its financial reporting and continuity to investors for comparability purposes.
The Non-GAAP Financial Information should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for, or superior to, financial information prepared in accordance with GAAP. The Non-GAAP Financial Information may differ from similarly titled measures presented by other companies. The Non-GAAP Financial Information, as well as other information in the Press Release, should be read in conjunction with GEO’s financial statements filed with the Securities and Exchange Commission. The information set forth in Item 2.02 in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Item 2.02 in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Safe-Harbor Statement
This Form 8-K contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding estimated earnings, revenues and costs and our ability to maintain growth and strengthen contract relationships. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to those factors contained in GEO’s Securities and Exchange Commission filings, including the forms 10-K, 10-Q and 8-K reports.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release, dated August 12, 2010, announcing GEO’s financial results for the fiscal quarter ended July 4, 2010.

99.2	Transcript of Conference Call discussing GEO’s financial results for the fiscal quarter ended July 4, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
August 18, 2010	By:	/s/ Brian R. Evans
Date		Brian R. Evans
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated August 12, 2010, announcing GEO’s financial results for the fiscal quarter ended July 4, 2010.

99.2	Transcript of Conference Call discussing GEO’s financial results for the fiscal quarter ended July 4, 2010.